Exhibit 10.3

Certain confidential information contained in this document, marked by [***], has been omitted because it is not material and would likely cause competitive harm to Cullinan Oncology, Inc. if publicly disclosed.

PERFORMANCE STOCK UNIT AWARD AGREEMENT

FOR COMPANY EMPLOYEES

UNDER THE CULLINAN ONCOLOGY, INC.

2021 STOCK OPTION AND INCENTIVE PLAN

Name of Grantee:	Nadim Ahmed

No. of Performance Stock Units:	215,000

Grant Date:	3/5/2022
Expiration Date:	3/5/2025

Pursuant to the Cullinan Oncology, Inc. 2021 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), Cullinan Oncology, Inc. (the “Company”) hereby grants an award (this “Award”) of the number of performance-based Restricted Stock Units (“Performance Stock Units”) listed above (the “Base Award”) to the Grantee named above. Each Performance Stock Unit shall relate to one share of Common Stock, par value $0.0001 per share (the “Stock”) of the Company.

1. Restrictions on Transfer of Award. This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any shares of Stock issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Performance Stock Units have vested as provided in Paragraph 2 of this Agreement and (ii) shares of Stock have been issued to the Grantee in accordance with the terms of the Plan and this Agreement.

2. Vesting of Performance Stock Units. The restrictions and conditions of Paragraph 1 of this Agreement shall lapse on the Expiration Date (the “Vesting Date”) so long as the Grantee remains in a Service Relationship with the Company or a Subsidiary through such date. The actual number of shares underlying the Base Award that will vest on the Vesting Date (the “Earned Award”) will be equal to the number of shares underlying the Base Award multiplied by the Percentage of Base Award Earned, as set forth in the Vesting Criteria table below. The Vesting Criteria are based on the compound average growth rate of the Stock price of the Company over the period beginning on the Grant Date and ending on the Expiration Date, measured from the Company’s stock price at its initial public offering of $21.00. The “CGEM Stock Price” is the average closing price of a share of Stock for the twenty (20) trading days immediately prior to the Vesting Date.

Vesting Criteria
CGEM Stock Price	Implied CAGR vs. $21 IPO Price	Percentage of Base Award Earned
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

If the Implied CAGR, as set forth above, is less than [***]%, the Percentage of Base Award Earned shall be [***]%. If the Implied CAGR is greater than [***]%, the Percentage of Base Award Earned shall be [***]%. In the event that the Implied CAGR falls between two percentages listed in the table above, the Percentage of Base Award Earned shall be the lower of the two percentages.

3. Sale Event. If a Sale Event occurs prior to the Expiration Date, the Percentage of Base Award Earned shall be determined based on the Implied CAGR as of the date of the consummation of such Sale Event, and the Earned Award shall become vested upon the occurrence of such Sale Event. Any Performance Stock Units that are not vested or do not become vested as a result of application of the prior sentence upon the occurrence of such Sale Event shall be forfeited, and neither the Grantee nor any of his successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such unvested Performance Stock Units.

4. Termination of Service Relationship. If the Grantee’s Service Relationship with the Company and its Subsidiaries terminates for any reason (including death or disability) prior to the Expiration Date, the Performance Stock Units shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such unvested Performance Stock Units.

5. Issuance of Shares of Stock. As soon as practicable following the Vesting Date (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), to the extent that the Performance Stock Units are then outstanding, the Company shall issue to the Grantee the number of shares of Stock equal to the aggregate number of Performance Stock Units that have vested pursuant to Paragraph 2 of this Agreement on such date and the

Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such shares. Any Performance Stock Units that are not vested as of the Expiration Date shall be forfeited on such date, and neither the Grantee nor any of his successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such unvested Performance Stock Units.

6. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

7. Tax Withholding. The Grantee shall, not later than the date as of which the receipt of this Award becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. The Company shall have the authority to cause the required tax withholding obligation to be satisfied, in whole or in part, by withholding from shares of Stock to be issued to the Grantee a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due.

8. Section 409A of the Code. This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), as “short-term deferrals” as described in Section 409A of the Code. Notwithstanding the foregoing, in no event shall the Company or any of its Subsidiaries be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by the Grantee on account of non-compliance with Section 409A of the Code.

9. No Obligation to Continue Service Relationship. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Grantee’s Service Relationship and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the Service Relationship of the Grantee at any time.

10. Clawback. By accepting this Award, the Grantee expressly acknowledges and agrees that his rights (and those of any permitted transferee) under this Award, including to any shares of Stock acquired under this Award or any proceeds from the disposition thereof, are subject to Section 18(f) of the Plan (including any successor provision). Nothing in the preceding sentence shall be construed as limiting the general application of Paragraph 6 of this Agreement.

11. Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.

12. Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Grantee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.

13. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

CULLINAN ONCOLOGY, INC.

By:	/s/ Steve Andre
Name: Steve Andre Title: Chief Human Resources Officer

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated: 6/9/22	/s/ Nadim Ahmed
Grantee’s Signature

Grantee’s name and address:
Nadim Ahmed
One Main Street, Suite 520
Cambridge, MA 02142